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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               Amendment No. 1 to
                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported):  April 27, 2003

                               XYNERGY CORPORATION
                        (formerly known as Raquel, Inc.)
        (Exact name of small business issuer as specified in its charter)


       93-1123005                       Nevada                  0-24798
------------------------ ---------------------------------- --------------------
      (IRS Employer          (State or other jurisdiction     (Commission
   Identification No.)             of Incorporation)         File Number)


            269 So. Beverly Drive, Suite 938, Beverly Hills, CA 90212
            ---------------------------------------------------------
                   (Address of principal executive offices)


                                 (310) 274-0086
                                 --------------
                         (Registrant's telephone number)

                           Current Report: Form 8-K/A


Item 4. a) On May 1, 2003, the Company engaged Henry Schiffer, CPA to perform its audit for the fiscal year ended December 31, 2002; to replace the firm of Buetel Accountancy Corporation. The decision to change independent auditors was approved by the Company's Board of Directors.

                  The report of Beutel Accountancy Corporation on the Company's financial statements for the year ended December 31, 2001 did not contain adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  In connection with the audis of the Company's financial statements for the year ended December 31, 2002 and through the subsequent period ended as of the date of this report, there were no disagreements ("Disagreements") as defined in
                  Item 304 (a) (1) (iv) and the instructions to Item 304 of Regulation S-K, as amended, promulgated by the Securities and Exchange Commission ("Regulation S-K") with Beutel on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Beutel, would have caused Beutel to make reference to the matter in its reports. In addition, during the years ended December 31, 2000 and 1999 and through the subsequent period ended as of the date of this report, there were no reportable events ("Reportable Events") as defined in Item 304 (a) (1) (v) of Regulation S-K. The Company has requested that Beutel furnish it with a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the above statements, a copy of which is attached as an exhibit.

                  (b) On May 1, 2003, the Company engaged Henry Schiffer, CPA as its independent auditors for the fiscal year ended December 31, 2002. At no time preceding May 1, 2003 has the Company (or anyone on behalf of the Company) consulted with Henry Schiffer, CPA on matters regarding the (i) application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was the subject of a Disagreement with Beutel or a Reportable Event.



Item 7.  Financial Statements and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

         10.34    Letter from Beutel




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        XYNERGY CORPORATION
                                        (Registrant)

Dated:  May 7, 2003                     By: /s/  Raquel Zepeda
                                        --------------------------------------
                                        Raquel Zepeda, Chief Financial Officer